                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2003



                         ADAMS RESOURCES & ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                       1-7908                  74-1753147
--------------------           --------------------     ------------------------
  (State or other                (Commission file            (IRS employer
  jurisdiction of                     number)             identification no.)
  incorporation)



 4400 POST OAK PKWY., SUITE 2700, HOUSTON, TEXAS                  77027
-------------------------------------------------         ---------------------
    (Address of principal executive offices)                   (Zip code)



                                 (713) 881-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1 Copy of Adams Resources & Energy, Inc. press release dated November 13, 2003 entitled Adams Resources
                           Increases Dividends and Announces Third Quarter
                           Earnings.

Item 12. Results of Operations and Financial Condition.

         On November 13, 2003, Adams Resources & Energy, Inc., a Delaware corporation, issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADAMS RESOURCES & ENERGY, INC.



Date: November 19, 2003                 By: /s/ K. S. ADAMS, JR.
                                            -----------------------------------
                                            K. S. Adams, Jr.
                                            Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   99.1           Copy of Adams Resources & Energy, Inc. press release dated
                  November 13, 2003 entitled Adams Resources Increases Dividend and Announces Third Quarter Earnings.





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